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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     November 14, 2000


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                      MBNA MASTER CREDIT CARD TRUST II
            (Exact name of registrant as specified in its charter)



  United States                    333-89755                    51-0331454
-----------------        -----------------------------       --------------
(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
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-
                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

ITEM 5.  OTHER EVENTS

MBNA Master Credit Card Trust II Series 2000-I Classes A and B
Certificates were issued September 8, 2000. The net proceeds from the sale of Series 2000-I will be used by the Seller for its general corporate purposes.

On October 15, 2000 the MBNA Master Credit Card Trust II Series 1995-I (the "Series") will be terminated in accordance with the provisions of Section 10 of the Series 1995-I Supplement dated as of October 26, 1995, to the Pooling and Servicing Agreement dated as of August 4, 1994 (the "Pooling and Servicing Agreement") and subsection 12.03 of the Pooling and Servicing Agreement. Final Payment will be made on the Series certificates after presentation and surrender of the Series certificates at the offices of The Bank of New York, as the Trustee.

On October 15, 2000 the MBNA Master Credit Card Trust II Series 1997-N (the "Series") will be terminated in accordance with the provisions of Section 10 of the Series 1997-N Supplement dated as of December 9, 1997, to the Pooling and Servicing Agreement dated as of August 4, 1994 (the "Pooling and Servicing Agreement") and subsection 12.03 of the Pooling and Servicing Agreement. Final Payment will be made on the Series certificates after presentation and surrender of the Series certificates at the offices of The Bank of New York, as the Trustee.

On October 19, 2000, MBNA America Bank, National Association (the
"Seller") conveyed to the MBNA Master Credit Card Trust II (the "Trust") all of the receivables (the "Receivables") in certain additional credit card accounts (the "Additional Accounts") of the Seller pursuant to an Assignment No. 29 of Receivables in Additional Accounts dated as of October 19, 2000, (the "Assignment"). The principal amount of the Receivables in the Additional Accounts on October 19, 2000, was $2,245,517,978.47. The Seller conveyed the Receivables in the Additional Accounts to the Trust pursuant to subsection 2.06(b) of the Pooling and Servicing Agreement.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS
The following are filed as Exhibits to this Report under Exhibit 4:

4.1 Series 2000-I Supplement to the Pooling and Servicing Agreement, dated as of September 8, 2000, among MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.


The following are filed as Exhibits to this Report under Exhibit 10:

10.1 Interest Rate Swap Agreement, dated September 8, 2000 between Deutsche Bank AG, New York Branch and MBNA Master Credit Card Trust II.


The following are filed as Exhibits to this Report under Exhibit 20:



      20.1 Series 1994-C Certificateholders' Statement for the month ended October 31, 2000.

      20.2 Series 1995-A Certificateholders' Statement for the month ended October 31, 2000.

      20.3 Series 1995-C Certificateholders' Statement for the month ended October 31, 2000.

      20.4 Series 1995-E Certificateholders' Statement for the month ended October 31, 2000.

      20.5 Series 1995-I Certificateholders' Statement for the month ended October 31, 2000.

      20.6 Series 1995-J Certificateholders' Statement for the month ended October 31, 2000.

     20.7 Series 1996-A Certificateholders' Statement for the month ended October 31, 2000.

     20.8 Series 1996-B Certificateholders' Statement for the month ended October 31, 2000.

     20.9 Series 1996-C Certificateholders' Statement for the month ended October 31, 2000.

     20.10 Series 1996-D Certificateholders' Statement for the month ended October 31, 2000.

     20.11 Series 1996-E Certificateholders' Statement for the month ended October 31, 2000.

     20.12 Series 1996-G Certificateholders' Statement for the month ended October 31, 2000.

     20.13 Series 1996-H Certificateholders' Statement for the month ended October 31, 2000.

     20.14 Series 1996-J Certificateholders' Statement for the month ended October 31, 2000.

     20.15 Series 1996-K Certificateholders' Statement for the month ended October 31, 2000.

     20.16 Series 1996-M Certificateholders' Statement for the month ended October 31, 2000.

     20.17 Series 1997-B Certificateholders' Statement for the month ended October 31, 2000.

     20.18 Series 1997-C Certificateholders' Statement for the month ended October 31, 2000.

     20.19 Series 1997-E Certificateholders' Statement for the month ended October 31, 2000.

     20.20 Series 1997-F Certificateholders' Statement for the month ended October 31, 2000.

     20.21 Series 1997-I Certificateholders' Statement for the month ended October 31, 2000.

     20.22 Series 1997-J Certificateholders' Statement for the month ended October 31, 2000.

     20.23 Series 1997-K Certificateholders' Statement for the month ended October 31, 2000.

     20.24 Series 1997-M Certificateholders' Statement for the month ended October 31, 2000.

     20.25 Series 1997-N Certificateholders' Statement for the month ended October 31, 2000.

     20.26 Series 1998-A Certificateholders' Statement for the month ended October 31, 2000.

     20.27 Series 1998-C Certificateholders' Statement for the month ended October 31, 2000.

     20.28 Series 1998-D Certificateholders' Statement for the month ended October 31, 2000.

     20.29 Series 1998-E Certificateholders' Statement for the month ended October 31, 2000.

     20.30 Series 1998-F Certificateholders' Statement for the month ended October 31, 2000.

     20.31 Series 1998-G Certificateholders' Statement for the month ended October 31, 2000.

     20.32 Series 1998-I Certificateholders' Statement for the month ended October 31, 2000.

     20.33 Series 1998-J Certificateholders' Statement for the month ended October 31, 2000.

20.34 Series 1999-A Certificateholders' Statement for the month ended October 31, 2000.

20.35 Series 1999-B Certificateholders' Statement for the month ended October 31, 2000.

20.36 Series 1999-D Certificateholders' Statement for the month ended October 31, 2000.

20.37 Series 1999-E Certificateholders' Statement for the month ended October 31, 2000.

20.38 Series 1999-G Certificateholders' Statement for the month ended October 31, 2000.

20.39 Series 1999-H Certificateholders' Statement for the month ended October 31, 2000.

20.40 Series 1999-I Certificateholders' Statement for the month ended October 31, 2000.

20.41 Series 1999-J Certificateholders' Statement for the month ended October 31, 2000.

20.42 Series 1999-L Certificateholders' Statement for the month ended October 31, 2000.

20.43 Series 1999-M Certificateholders' Statement for the month ended October 31, 2000.

20.44 Series 2000-A Certificateholders' Statement for the month ended October 31, 2000.

20.45 Series 2000-B Certificateholders' Statement for the month ended October 31, 2000.

20.46 Series 2000-C Certificateholders' Statement for the month ended October 31, 2000.

20.47 Series 2000-D Certificateholders' Statement for the month ended October 31, 2000.

20.48 Series 2000-E Certificateholders' Statement for the month ended October 31, 2000.

20.49 Series 2000-F Certificateholders' Statement for the month ended October 31, 2000.

20.50 Series 2000-G Certificateholders' Statement for the month ended October 31, 2000.

20.51 Series 2000-H Certificateholders' Statement for the month ended October 31, 2000.

20.52 Series 2000-I Certificateholders' Statement for the month ended October 31, 2000.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS


     The following are filed as Exhibits to this Report under Exhibit 99:



     99.1. Series 1994-C Key Performance Factors for the month ended October 31, 2000.

     99.2. Series 1995-A Key Performance Factors for the month ended October 31, 2000.

     99.3. Series 1995-C Key Performance Factors for the month ended October 31, 2000.

     99.4. Series 1995-E Key Performance Factors for the month ended October 31, 2000.

     99.5. Series 1995-I Key Performance Factors for the month ended October 31, 2000.

     99.6. Series 1995-J Key Performance Factors for the month ended October 31, 2000.

    99.7. Series 1996-A Key Performance Factors for the month ended October 31, 2000.

    99.8. Series 1996-B Key Performance Factors for the month ended October 31, 2000.

    99.9. Series 1996-C Key Performance Factors for the month ended October 31, 2000.

    99.10. Series 1996-D Key Performance Factors for the month ended October 31, 2000.

    99.11. Series 1996-E Key Performance Factors for the month ended October 31, 2000.

    99.12. Series 1996-G Key Performance Factors for the month ended October 31, 2000.

    99.13. Series 1996-H Key Performance Factors for the month ended October 31, 2000.

    99.14. Series 1996-J Key Performance Factors for the month ended October 31, 2000.

    99.15. Series 1996-K Key Performance Factors for the month ended October 31, 2000.

    99.16. Series 1996-M Key Performance Factors for the month ended October 31, 2000.

    99.17. Series 1997-B Key Performance Factors for the month ended October 31, 2000.

    99.18. Series 1997-C Key Performance Factors for the month ended October 31, 2000.

    99.19. Series 1997-E Key Performance Factors for the month ended October 31, 2000.

    99.20. Series 1997-F Key Performance Factors for the month ended October 31, 2000.

    99.21. Series 1997-I Key Performance Factors for the month ended October 31, 2000.

    99.22. Series 1997-J Key Performance Factors for the month ended October 31, 2000.

99.23. Series 1997-K Key Performance Factors for the month ended
October 31, 2000.

99.24. Series 1997-M Key Performance Factors for the month ended
October 31, 2000.

99.25. Series 1997-N Key Performance Factors for the month ended
October 31, 2000.

99.26. Series 1998-A Key Performance Factors for the month ended
October 31, 2000.

99.27. Series 1998-C Key Performance Factors for the month ended
October 31, 2000.

99.28. Series 1998-D Key Performance Factors for the month ended
October 31, 2000.

99.29. Series 1998-E Key Performance Factors for the month ended
October 31, 2000.

99.30. Series 1998-F Key Performance Factors for the month ended
October 31, 2000.

99.31. Series 1998-G Key Performance Factors for the month ended
October 31, 2000.

99.32. Series 1998-I Key Performance Factors for the month ended
October 31, 2000.

99.33. Series 1998-J Key Performance Factors for the month ended
October 31, 2000.

99.34. Series 1999-A Key Performance Factors for the month ended
October 31, 2000.

99.35. Series 1999-B Key Performance Factors for the month ended
October 31, 2000.

99.36. Series 1999-D Key Performance Factors for the month ended
October 31, 2000.

99.37. Series 1999-E Key Performance Factors for the month ended
October 31, 2000.

99.38. Series 1999-G Key Performance Factors for the month ended
October 31, 2000.

99.39. Series 1999-H Key Performance Factors for the month ended
October 31, 2000.

99.40. Series 1999-I Key Performance Factors for the month ended
October 31, 2000.

99.41. Series 1999-J Key Performance Factors for the month ended
October 31, 2000.

99.42. Series 1999-L Key Performance Factors for the month ended
October 31, 2000.

99.43. Series 1999-M Key Performance Factors for the month ended
October 31, 2000.

99.44. Series 2000-A Key Performance Factors for the month ended
October 31, 2000.

99.45. Series 2000-B Key Performance Factors for the month ended
October 31, 2000.

99.46. Series 2000-C Key Performance Factors for the month ended
October 31, 2000.

99.47. Series 2000-D Key Performance Factors for the month ended
October 31, 2000.

99.48. Series 2000-E Key Performance Factors for the month ended
October 31, 2000.

99.49. Series 2000-F Key Performance Factors for the month ended
October 31, 2000.

99.50. Series 2000-G Key Performance Factors for the month ended
October 31, 2000.

99.51. Series 2000-H Key Performance Factors for the month ended
October 31, 2000.

99.52. Series 2000-I Key Performance Factors for the month ended
October 31, 2000.


                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     November 14, 2000


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                    By:         /s/Jack Fioravanti
                                   ----------------------------------
                                    Name:   Jack Fioravanti
                                    Title:  Senior Vice President